                                                                    EXHIBIT 11.1

                          AMERICA WEST AIRLINES, INC.

               COMPUTATION OF NET INCOME (LOSS) PER COMMON SHARE
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                           REORGANIZED                            PREDECESSOR COMPANY
                                             COMPANY      -------------------------------------------------------------------
                                           ------------
                                                          PERIOD FROM
                                           PERIOD FROM     JANUARY 1
                                           AUGUST 26 TO       TO                      YEARS ENDED DECEMBER 31,
                                           DECEMBER 31     AUGUST 25    -----------------------------------------------------
                                               1994          1994          1993          1992          1991          1990
                                           ------------   -----------   -----------   -----------   -----------   -----------
Primary Earnings Per Share
  Computation for Statements of
    Operations:
    Income (loss) before extraordinary
      item...............................  $     7,846    $ (203,268 )  $    37,165   $  (131,761)  $  (222,016)  $   (76,695)
    Adjustment for interest on debt
      reduction..........................           --         2,584          4,210            --            --            --
    Preferred stock dividend
      requirement........................           --            --             --        (1,672)       (1,673)       (1,673)
                                           ------------   -----------   -----------   -----------   -----------   -----------
    Income (loss) applicable to common
      stock before extraordinary item....        7,864      (200,684 )       41,375      (133,433)     (223,689)      (78,368)
    Extraordinary item, tax benefit......           --            --             --            --            --            --
    Extraordinary item, net..............           --       257,660             --            --            --         2,024
                                           ------------   -----------   -----------   -----------   -----------   -----------
    Income (loss) applicable to common
      stock..............................  $     7,846    $   56,976    $    41,375   $  (133,433)  $  (223,689)  $   (76,344)
                                           ===========    ===========    ==========    ==========    ==========    ==========
  Weighted average number of common
    shares outstanding...................   45,126,899    25,470,671     24,480,487    23,914,298    21,533,992    18,395,970
  Assumed exercise of stock options and
    warrants(a)..........................           --     3,079,258      3,044,504            --            --            --
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Weighted average number of common
    shares outstanding as adjusted.......   45,126,899    28,549,929     27,524,991    23,914,298    21,533,992    18,395,970
                                           ===========    ===========    ==========    ==========    ==========    ==========
Primary earnings per common share:
  Income (loss) before extraordinary
    item.................................  $      0.17    $    (7.03 )  $      1.50   $     (5.58)  $    (10.39)  $     (4.26)
  Extraordinary item.....................           --          9.02             --            --            --          0.11
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Net income (loss)......................  $      0.17    $     1.99    $      1.50   $     (5.58)  $    (10.39)  $     (4.15)
                                           ===========    ===========    ==========    ==========    ==========    ==========
  Income (loss) before extraordinary
    item.................................  $     7,846                                $  (131,761)  $  (222,016)  $   (76,695)
  Preferred stock dividend requirement...           --                                     (1,672)       (1,673)       (1,673)
  Interest adjustment net of taxes.......          870                                      4,964         4,408         2,818
                                           ------------                               -----------   -----------   -----------
  Income (loss) applicable to common
    stock before extraordinary item......        8,716                                   (128,469)     (219,281)      (75,550)
  Extraordinary item, tax benefit........           --                                      2,756         2,448         1,490
  Extraordinary item, net................           --                                         --            --         2,024
                                           ------------                               -----------   -----------   -----------
  Income (loss) applicable to common
    stock................................  $     8,716                                $  (125,713)  $  (216,833)  $   (72,036)
                                           ===========                                 ==========    ==========    ==========
Weighted average number of common shares
  outstanding............................   45,126,899                                 23,914,298    21,533,992    18,395,970
  Assumes exercise of stock options and
    warrants.............................    2,011,352                                  7,383,922     6,704,746     4,922,120
                                           ------------                               -----------   -----------   -----------
  Weighted average number of common
    shares as adjusted...................   47,138,251                                 31,298,220    28,238,738    23,318,090
                                           ===========                                 ==========    ==========    ==========
Primary earnings per common share:
  Income (loss) before extraordinary
    item.................................  $      0.18                                $     (4.10)  $     (7.77)  $     (3.24)
  Extraordinary item.....................           --                                       0.09          0.09          0.15
                                           ------------                               -----------   -----------   -----------
  Net income (loss)(c)...................  $      0.18                                $     (4.01)  $     (7.68)  $     (3.09)
                                           ===========                                 ==========    ==========    ==========

                                                                    EXHIBIT 11.1

                          AMERICA WEST AIRLINES, INC.

                   COMPUTATION OF NET INCOME (LOSS) PER SHARE
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                           REORGANIZED                            PREDECESSOR COMPANY
                                             COMPANY      -------------------------------------------------------------------
                                           ------------
                                                          PERIOD FROM
                                           PERIOD FROM     JANUARY 1
                                           AUGUST 26 TO       TO                      YEARS ENDED DECEMBER 31,
                                           DECEMBER 31     AUGUST 25    -----------------------------------------------------
                                               1994          1994          1993          1992          1991          1990
                                           ------------   -----------   -----------   -----------   -----------   -----------
Fully Diluted Earnings Per Share
  Computation for Statements of
    Operations:
    Income (loss) before extraordinary
      items............................... $     7,846    $ (203,268 )  $    37,165   $  (131,761)  $  (222,016)  $   (76,695)
    Adjustment for interest on debt
      reduction...........................         870         2,520          5,812            --            --            --
    Preferred stock dividend
      requirement.........................          --            --             --        (1,672)       (1,673)       (1,673)
                                           ------------   -----------   -----------   -----------   -----------   -----------
    Income (loss) applicable to common
      stock before extraordinary items....       8,716      (200,748 )       42,977      (133,433)     (223,689)      (78,368)
    Extraordinary items, tax benefit......          --            --             --            --            --         2,024
    Extraordinary items...................          --       257,660             --            --            --            --
                                           ------------   -----------   -----------   -----------   -----------   -----------
    Net income (loss)..................... $     8,716    $   56,912    $    42,977   $  (133,433)  $  (223,689)  $   (76,344)
                                           ===========    ===========    ==========    ==========    ==========    ==========
    Weighted average number of common
      shares outstanding..................  45,126,899    25,470,671     24,480,487    23,914,298    21,533,992    18,395,970
    Assumed exercise of stock options and
      warrants(a).........................   2,011,352     3,079,258      4,240,761            --            --            --
                                           ------------   -----------   -----------   -----------   -----------   -----------
    Weighted average number of common
      shares outstanding as adjusted......  47,138,251    28,549,929     28,721,248    23,914,298    21,533,992    18,395,970
                                           ===========    ===========    ==========    ==========    ==========    ==========
  Fully diluted income (loss) per common
    share:
    Income (loss) before extraordinary
      items............................... $      0.18    $    (7.03 )  $      1.50   $     (5.58)  $    (10.39)  $     (4.26)
    Extraordinary items...................          --          9.02             --            --            --          0.11
                                           ------------   -----------   -----------   -----------   -----------   -----------
    Net income (loss)(b).................. $      0.18    $     1.99    $      1.50   $     (5.58)  $    (10.39)  $     (4.15)
                                           ===========    ===========    ==========    ==========    ==========    ==========
Additional Fully Diluted Computation:
  Additional adjustment to net income
    (loss) as adjusted per fully diluted
    computation above
    Income (loss) before extraordinary
      items as adjusted per fully diluted
      computation above................... $     7,846    $ (203,268 )  $    37,165   $  (131,761)  $  (222,016)  $   (76,695)
    Add -- Interest on 7.75% subordinated
      debenture, net of taxes.............          --            --             --            --           869         1,829
    Add -- Interest on 7.5% subordinated
      debenture, net of taxes.............          --            --             --            --           806         1,712
    Add -- Interest on 11.5% subordinated
      debentures, net of taxes............          --            --             --            --         3,506         7,629
    Add interest on debt reduction, net of
      taxes...............................         870         2,520          5,812         4,964         4,352         2,777
                                           ------------   -----------   -----------   -----------   -----------   -----------
    Income (loss) before extraordinary
      items as adjusted...................       8,716      (200,748 )       42,977      (126,797)     (212,483)      (62,748)
    Extraordinary items...................          --       257,660             --         2,756         5,293         9,399
                                           ------------   -----------   -----------   -----------   -----------   -----------
    Net income (loss)..................... $     8,716    $   56,912    $    42,977   $  (124,041)  $  (207,190)  $   (53,349)
                                           ===========    ===========    ==========    ==========    ==========    ==========
Additional adjustment to weighted average
  number of shares outstanding Weighted
  average number of shares outstanding as
  adjusted per fully diluted computation
  above...................................  47,138,251    28,549,929     28,721,248    23,914,298    21,533,992    18,395,970

                                                                    EXHIBIT 11.1

                          AMERICA WEST AIRLINES, INC.

           COMPUTATION OF NET INCOME (LOSS) PER SHARE -- (CONTINUED)
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                           REORGANIZED                            PREDECESSOR COMPANY
                                             COMPANY      -------------------------------------------------------------------
                                           ------------
                                                          PERIOD FROM
                                           PERIOD FROM     JANUARY 1
                                           AUGUST 26 TO       TO                      YEARS ENDED DECEMBER 31,
                                           DECEMBER 31     AUGUST 25    -----------------------------------------------------
                                               1994          1994          1993          1992          1991          1990
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Additional dilutive effect of
    outstanding options and warrants......          --            --             --     7,383,922     6,704,746     5,266,266
  Additional dilutive effect of assumed
    conversion of preferred stock:
    Series A 9.75%........................          --            --             --            --            --            --
    Series B 10.5%........................          --            --        851,294     1,164,596     1,164,596     1,164,596
    Series C 9.75%........................          --        73,099         73,099        73,099        73,099        73,099
  Additional dilutive effect of assumed
    conversion of 7.75% subordinated
    debenture.............................          --     2,257,558      2,263,007     2,278,151     2,483,528     2,735,200
  Additional dilutive effect of assumed
    conversion of 7.5% subordinated
    debenture.............................          --    2,264,932..     2,272,548     2,291,607     2,347,604     2,551,060
  Additional dilutive effect of assumed
    conversion of 11.5% subordinated
    debenture.............................          --     7,306,865      7,328,201     7,486,391     9,081,162     9,866,509
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Weighted average number of common shares
    outstanding as adjusted...............  47,138,251    40,452,383     41,509,397    44,592,064    43,388,727    40,052,700
                                           ===========    ===========    ==========    ==========    ==========    ==========
Fully diluted income (loss) per common
  share:
  Income (loss) before extraordinary
    items................................. $      0.18    $    (4.96 )  $      1.04   $     (2.84)  $     (4.90)  $     (1.57)
  Extraordinary items.....................          --          6.37             --          0.06          0.12          0.23
                                           ------------   -----------   -----------   -----------   -----------   -----------
  Net income (loss)(c).................... $      0.18    $     1.41    $      1.04   $     (2.78)  $     (4.78)  $     (1.34)
                                           ===========    ===========    ==========    ==========    ==========    ==========

---------------
(a) The stock options and warrants are included only in the periods in which they are dilutive.

(b) The calculation is submitted in accordance with Regulation S-K Item 601(b)(11) although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.

(c) The calculation is submitted in accordance with Regulation S-K Item 601(b)(11) although it is contrary to paragraph 40 of APB Opinion No. 15 because it produces an antidilutive result.